Exhibit 10.1(z)

Amendment No. 37

to the A320 Purchase Agreement

Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 37 (hereinafter referred to as the “Amendment”) is entered into as of October 19, 2011 between AIRBUS, S.A.S. (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 118-29 Queens Boulevard, Forest Hills, New York 11375 USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005, Amendment No. 25 dated as of November 23, 2005, Amendment No. 26 dated as of February 27, 2006, Amendment No. 27 dated as of April 25, 2006, Amendment No. 28 dated as of July 6, 2006, Amendment No. 2l dated as of December 1, 2006, Amendment No. 30 dated as of March 20, 2007, Amendment No. 31 dated as of January 28, 2008, Amendment No. 32 dated as of May 23, 2008, Amendment No. 33 dated July 1, 2009, Amendment No. 34 dated February 5, 2010, Amendment No. 35 dated October 1, 2010 and Amendment No. 36 dated June 17, 2011 is hereinafter called the “Agreement”;

WHEREAS the Buyer wishes and the Seller agrees to reschedule the delivery of a certain number of Aircraft and cancel Option Aircraft;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment.

2.	PURCHASE RIGHT AIRCRAFT

2.1	Purchase Right Cancellation

The Buyer and the Seller agree to cancel the remaining eight (8) Purchase Right Aircraft. All rights and obligations of the parties related to these eight (8) Purchase Right Aircraft are hereby extinguished except as set forth in Paragraph 2.2.

2.2	Purchase Right Fee

With respect to the Purchase Right Aircraft cancelled pursuant to Paragraph 2.1, the Purchase Right Fee paid to the Seller by the Buyer, in the amount of [***] per Purchase Right Aircraft for an aggregate total of [***] will be [***].

3.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution thereof.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

5.	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

JETBLUE AIRWAYS CORPORATION		AIRBUS S.A.S.

By:	/s/ Mark D. Powers	By:	/s/ Christophe Mourey

Its:	CFO	Its:	Senior Vice President Contracts

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